IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

PCM FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

Dear Shareholder:	April 11, 2008

The Annual Meeting of Shareholders of PCM Fund, Inc., (the “Fund”) was scheduled on April 10, 2008 for shareholders to vote on the following proposals:

1.	Approval of an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”);

2.	Contingent on approval of proposal 1, to consider approval of a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”);

3.	Contingent on approval of proposal 1 and proposal 2, to consider election of the nominees set forth in the proxy statement to serve as members of the Fund’s Board of Directors for terms expiring as described therein, and until their successors are elected and qualify;

4.	In the event that either proposal 1 or proposal 2 is not approved by shareholders, to consider the re-election of the current Directors of the Fund whose terms expire this year, so that those current Directors will continue to hold office until the end of those Directors’ stated terms; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Due to insufficient responses from shareholders on the proposals, the Annual Meeting has been adjourned to April 23, 2008. The Annual Meeting will be reconvened and held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 at 10:00 a.m., Pacific Time. The Directors of the Board have unanimously approved the proposals and unanimously recommend that you vote “FOR” each proposal.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THESE PROPOSALS. IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

Another copy of your proxy ballot is enclosed for your convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1-800-780-7386.

To vote your shares, the following voting options have been set up for your convenience.

1.	Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number located on the enclosed proxy ballot(s).

2.	Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy ballot and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-800-780-7386 if you have any questions regarding this Annual Meeting.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

Sincerely,

Brent R. Harris

Chairman of the Board

NOBO-

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

PCM FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

Dear Shareholder:	April 11, 2008

The Annual Meeting of Shareholders of PCM Fund, Inc., (the “Fund”) was scheduled on April 10, 2008 for shareholders to vote on the following proposals:

1.	Approval of an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”);

2.	Contingent on approval of proposal 1, to consider approval of a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”);

3.	Contingent on approval of proposal 1 and proposal 2, to consider election of the nominees set forth in the proxy statement to serve as members of the Fund’s Board of Directors for terms expiring as described therein, and until their successors are elected and qualify;

4.	In the event that either proposal 1 or proposal 2 is not approved by shareholders, to consider the re-election of the current Directors of the Fund whose terms expire this year, so that those current Directors will continue to hold office until the end of those Directors’ stated terms; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Due to insufficient responses from shareholders on the proposals, the Annual Meeting has been adjourned to April 23, 2008. The Annual Meeting will be reconvened and held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 at 10:00 a.m., Pacific Time. The Directors of the Board have unanimously approved the proposals and unanimously recommend that you vote “FOR” each proposal.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THESE PROPOSALS. IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

Another copy of your proxy ballot is enclosed for your convenience. Should you have any questions regarding the proposals please call 1-800-780-7386 X620.

To vote your shares, the following voting options have been set up for your convenience.

1.	Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number located on the enclosed proxy ballot(s).

2.	Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy ballot and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-800-780-7386 X620 if you have any questions regarding this Annual Meeting.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

Sincerely,

Brent R. Harris

Chairman of the Board

OBO-